UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 24, 2019
ORIGIN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East, Ruston, Louisiana		71270
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (318) 255-2222
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 5.07	Submission of Matters to a Vote of Security Holders
On April 24, 2019, Origin Bancorp, Inc. (the "Company") held its annual meeting of stockholders (the "Annual Meeting") in Choudrant, Louisiana. Of the 23,747,535 shares of common stock eligible to vote at the Annual Meeting, 19,374,971 shares were represented in person or by proxy, representing approximately 81.6% of the outstanding shares as of the record date for the Annual Meeting. The final voting results of voting on each of the proposals submitted to stockholders at the Annual Meeting are as follows:
Proposal 1 - Election of three Class B members of the Board of Directors:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
George Snellings, IV	15,259,966	484,892	176,442	3,453,671
Elizabeth Solender	13,606,701	2,004,125	310,474	3,453,671
Richard Gallot, Jr.	15,558,610	48,749	313,941	3,453,671
Proposal 2 - Ratification of the appointment of BKD, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,335,984	20,477	18,510	—

ITEM 7.01	Regulation FD
On April 25, 2019, the Company issued a press release announcing the election of Richard Gallot, Jr. as the newest member of the Company's Board of Directors. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As provided in General Instructions B.2 to Form 8-K, the information furnished in this Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K.
Exhibit 99.1	Press release dated April 25, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 25, 2019	ORIGIN BANCORP, INC.

By: /s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer